Exhibit 99.3

BACTERIN INTERNATIONAL, INC.
Balance Sheet
March 31, 2010

	Bacterin International, Inc.	K-Kitz, Inc.	Pro Forma Adjustments	Footnotes	Pro Forma Combined

Assets
Current Assets
Cash and cash equivalents	$280,103	$62,434	$5,697,403	a,b	$6,039,940
Accounts receivable (net)	1,558,944	5,571	(5,571)	a	1,558,944
Notes receivable	426,565	-	-		426,565
Notes receivable from stockholder	22,178	-	-		22,178
Inventories, net	5,556,378	29,316	(29,316)	a	5,556,378
Prepaid and other current assets	40,000	5,194	(5,194)	a	40,000
Total Current Assets	7,884,168	102,515	5,657,322		13,644,005

Property and Equipment, Net	3,136,498	-	-		3,136,498

Other Assets
Intangible assets, net	557,627	-	-		557,627
Other assets	13,675	-	-		13,675
	$11,591,968	$102,515	$5,657,322		$17,351,805

Liabilities and Members' Equity
Current Liabilities
Accounts payable	$1,252,695	$13,033	$(13,033)	a	$1,252,695
Warrant derivative liability	515,227	-	-		515,227
Accrued liabilities	571,750	-	(82,329)	a,b	489,421
Current deferred tax liability	-	1,834	(1,834)	a	-
Notes payable	740,615	-	-		740,615
Notes payable to stockholders	183,461	-	-		183,461
Current portion of capital lease obligations	69,584	-	-		69,584
Current portion of convertible notes payable	3,516,163	-	(1,666,163)	a,b	1,850,000
Current portion of long-term debt	1,193,591	-	-		1,193,591
Total Current Liabilities	8,043,086	14,867	(1,763,359)		6,294,594
					-
Long-term Liabilities
Capital lease obligations, less current portion	17,474				17,474
Long-term debt, less current portion	333,548				333,548
Total Liabilities	8,394,108	14,867	(1,763,359)		6,645,616

Stockholders' Equity
Common stock, $.00001 par value; 100,000,000 shares authorized; issued and outstanding XXX shares in 2009	565	6	69	a,b	640
Additional paid in capital	22,394,210	96,795	7,411,459	a,b	29,902,464
Treasury stock, 117,794 shares	(76,566)	-	-		(76,566)
Retained earnings	(19,120,349)	(9,153)	9,153	a	(19,120,349)
Total Stockholders' Equity	3,197,860	87,648	7,420,681		10,706,189
	$11,591,968	$102,515	$5,657,322		$17,351,805

a	Proforma adjustment to remove all operating revenue, expenses, assets, liabilities and equity as the transaction assumings the full winding up of the K-Kitz, Inc. operations.
b	Proforma adjustments for the completion of the $7,508,329 round of equity finanicing as part of the proposed stock offering and partial conversion of convertible notes payable.

The accompanying notes are an integral part of the financial statements.

BACTERIN INTERNATIONAL, INC.
Statement of Income
For the three months ended March 31, 2010

	Bacterin International, Inc.	K-Kitz, Inc.	Pro Forma Adjustments	Footnotes	Pro Forma Combined

Revenues
Revenue	$2,707,124	$16,812	$(16,812)	a	$2,707,124
Royalties and other	29,309	-	-		29,309
Total Revenue	2,736,433	16,812	(16,812)		2,736,433

Cost of revenue	604,622	9,657	(9,657)	a	604,622

Gross Profit	2,131,811	7,155	(7,155)		2,131,811

Operating Expenses
Selling, general, and administrative	1,671,081	16,383	(16,383)	a	1,671,081
Compensation expense	1,483,871	-	-		1,483,871
Total Operating Expenses	3,154,952	16,383	(16,383)		3,154,952

Income from Operations	(1,023,141)	(9,228)	9,228		(1,023,141)

Other Income (Expense)
Interest expense	(625,797)	-	-		(625,797)
Other	5,924	-	-		5,924

Total Other Income (Expense)	(619,873)	-	-		(619,873)

Net Income Before Benefit (Provision)
for Income Taxes	(1,643,014)	(9,228)	9,228		(1,643,014)

Benefit (Provision) for Income Taxes
Current	-	-	-		-
Deferred	-	-	-		-

Net Income	$(1,643,014)	$(9,228)	$9,228		$(1,643,014)

EPS Basic for Net Income	$(0.03)				XX

Weighted Average Shares Outstanding	56,461,755				XX

a	Proforma adjustment to remove all operating revenue, expenses, assets, liabilities and equity as the transaction assumings the full winding up of the K-Kitz, Inc. operations.

The accompanying notes are an integral part of the financial statements.

BACTERIN INTERNATIONAL, INC.
Balance Sheet
December 31, 2009

	Bacterin International, Inc.	K-Kitz, Inc.	Pro Forma Adjustments	Footnotes	Pro Forma Combined

Assets
Current Assets
Cash and cash equivalents	$54,155	$46,012	$8,409,201	a,b	$8,509,368
Accounts receivable (net)	1,314,418	52,202	(52,202)	a	1,314,418
Related party accounts receivable	-	16,687	(16,687)	a	-
Notes receivable	270,565	-	-		270,565
Notes receivable from stockholder	-	-	-		-
Inventories, net	5,000,713	18,978	(18,978)	a	5,000,713
Prepaid and other current assets	30,000	3,894	(3,894)	a	30,000
Total Current Assets	6,669,851	137,773	8,317,440		15,125,064

Property and Equipment, Net	3,248,096	-	-		3,248,096

Other Assets
Intangible assets, net	554,268	-	-		554,268
Other assets	13,675	-	-		13,675
	$10,485,890	$137,773	$8,317,440		$18,941,103

Liabilities and Members' Equity
Current Liabilities
Accounts payable	$1,403,950	$23,460	$(23,460)	a	$1,403,950
Warrant derivative liability	$75,231	$-	$-		75,231
Related party accounts payable	-	15,603	(15,603)	a	-
Accrued liabilities	463,633	-	(82,329)	a,b	381,304
Current deferred tax liability	-	1,834	(1,834)	a	-
Notes payable	1,126,690	-	-		1,126,690
Notes payable to stockholders	183,461	-	-		183,461
Current portion of capital lease obligations	85,071	-	-		85,071
Current portion of convertible notes payable	820,787	-	1,029,213	a,b	1,850,000
Current portion of long-term debt	1,202,574	-	-		1,202,574
Total Current Liabilities	5,361,397	40,897	905,987		6,308,281

Long-term Liabilities
Capital lease obligations, less current portion	27,074	-	-		27,074
Long-term debt, less current portion	412,545	-	-		412,545
Total Liabilities	5,801,016	40,897	905,987		6,747,900
					-
Stockholders' Equity
Common stock, $.00001 par value; 100,000,000 shares authorized; issued and outstanding XXX shares in 2009	565	6	69	a,b	640
Additional paid in capital	22,238,210	96,795	7,411,459	a,b	29,746,464
Treasury stock	(76,566)	-	-		(76,566)
Retained earnings	(17,477,335)	75	(75)	a	(17,477,335)
Total Stockholders' Equity	4,684,874	96,876	7,411,453		12,193,203
	$10,485,890	$137,773	$8,317,440		$18,941,103

a	Proforma adjustment to remove all operating revenue, expenses, assets, liabilities and equity as the transaction assumings the full winding up of the K-Kitz, Inc. operations.
b	Proforma adjustments for the completion of the $7,508,329 round of equity finanicing as part of the proposed stock offering and partial conversion of convertible notes payable.

The accompanying notes are an integral part of the financial statements.

BACTERIN INTERNATIONAL, INC.
Statement of Income
For the Year Ended December 31, 2009

	Bacterin International, Inc.	K-Kitz, Inc.	Pro Forma Adjustments	Footnotes	Pro Forma Combined

Revenues
Revenue	$7,101,357	$295,520	$(295,520)	a	$7,101,357
Royalties and other	292,136	-	-		292,136
Total Revenue	7,393,493	295,520	(295,520)		7,393,493

Cost of sales	2,318,142	213,254	(213,254)	a	2,318,142

Gross Profit	5,075,351	82,266	(82,266)		5,075,351

Operating Expenses
Selling, general, and administrative	4,161,941	72,301	(72,301)	a	4,161,941
Compensation expense	4,535,964	-	-		4,535,964
Total Operating Expenses	8,697,905	72,301	(72,301)		8,697,905

Income from Operations	(3,622,554)	9,965	(9,965)		(3,622,554)

Other Income (Expense)
Interest expense	(513,934)	-	-		(513,934)
Other	10,746	-	-		10,746

Total Other Income (Expense)	(503,188)	-	-		(503,188)

Net Income Before Benefit (Provision)
for Income Taxes	(4,125,742)	9,965	(9,965)		(4,125,742)

Benefit (Provision) for Income Taxes
Current	-				-
Deferred	-	(1,834)	1,834	a	-

Net Income	$(4,125,742)	$8,131	$(8,131)		$(4,125,742)

EPS Basic for Net Income	(.08)				XX

Weighted Average Shares Outstanding	52,911,010				XX

a	Proforma adjustment to remove all operating revenue, expenses, assets, liabilities and equity as the transaction assumings the full winding up of the K-Kitz, Inc. operations.

The accompanying notes are an integral part of the financial statements.